q4 2022 | Fy 2022

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted gross profit, adjusted operating loss and adjusted net loss, which are non-GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non-cash stock-based compensation expense included in cost of revenues. Adjusted operating loss is GAAP operating loss as adjusted for non-cash stock-based compensation expense included in cost of revenues and operating expense . Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted gross profit, adjusted operating loss and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business. Disclaimer

Q4 2022 | FY 2022

2022 Overview

35%
revenue growth
year over year
to $204.5M

>3.5x
increase in
backlog position
=
$410.5M
driven by energy storage
business in the U.S. and
strong demand in Europe

Established Microvast Energy division in Colorado substantially expanding our addressable market to energy storage and secured first win for **1.2GWh** utility-scale project in the U.S.

Expanded partnership with Iveco for multiple additional platforms in Europe

Selected by U.S. Dept. of Energy for
$200M
grant for our unique polyaramid separator technology. Collaborating with GM to develop a specialized separator

Our new
2GWh
fully automated line in Huzhou for HpCO-53.5Ah cell production and began initial shipments

Our new
2GWh
US cell and module facility in Clarksville, TN in full construction mode, equipment ordered and direct beneficiary of IRA credits

3

Q4 highlights

Q4 2022

Steady Business Growth Through Production Ramp-Up Period

CHALLENGES

- Raw material prices, especially lithium
- Worldwide inflationary pressures
- Increasing rate environment, led by Fed tightening
- Staff impact due to China removing Covid Zero Policy

Q4 KEY STATS

$64.8M Revenue (-3.0% YoY)	**$410.5M** Sales Backlog
4GWh 53.5Ah capacity expansions	**$364.7M** Order Intake

HIGHLIGHTS

- **Microvast Energy division secures 1.2GWh ESS project, one of the largest of its kind in the U.S.**
- **Kalmar Partnership** extended through 2026
- **Manufacturing capacity expansion** projects near completion in Huzhou and well underway in Clarksville, TN
- **Increasing orders** for our next generation battery products (HpCO-53.5Ah cells) by commercial vehicle customers
- **Received major orders for Gen 4 battery packs** from airport cargo handling OEM Trepel Mafi

5

Q4 2022

Major Product Developments
in the Global Commercial Vehicle Market

OEM & Market	GAUSSIN Europe	CNH INDUSTRIAL Europe	REE Europe	DONGFENG China
Vehicle	Broad spectrum of vehicle types	Full electric agricultural tractor	Full electric skateboard platform	Hybrid HD Trucks
Battery Type	Delivery plan in next 3 years: 175 MWh HpCO-53.5Ah	HpCO-53.5Ah MV-C Gen 4 pack	98 – 128 kWh HpCO-53.5Ah	MpCO-21/48Ah, MV-B/C Gen 3/4
Highlights	Further opportunities in US and EMEA markets	Full day operation, one hour of recharge to 100% power	Innovative CV startup	Growth in demand for hybrid HD truck






R3E
MORGAN OLSON
EAVX
SHOWCASING
PROXIMA
POWERED BY REE



6

7 Q4 2022 Highlights Q4 2022 Q4 ORDER INTAKE O N G O IN G M A JO R O R D E R ~$10M  Airport cargo handling E-bus ~$6M Stable business growth with existing customers & new projects with $364.7M Q4 order value.

FINANCIALS

9 Condensed Consolidated Statement of Operations (USD’000) Q4 2022 | FY 2022 GAAP Income Statement Three-Month Ended December 31 Twelve-Month Ended December 31 2021 2022 YoY(%) 2021 2022 YoY (%) Revenue 66,772 64,797 -3% 151,976 204,495 35% Cost of revenues (65,619) (62,571) -5% (194,719) (195,422) - Gross Profit 1,153 2,226 93% (42,743) 9,073 121% Gross Margin 1.7% 3.4% 99% -28.1% 4.4% 116% Selling and marketing expenses (7,189) (5,242) -27% (21,431) (22,611) 6% General and administrative (33,822) (21,551) -36% (101,632) (104,572) 3% Research and development expenses (11,186) (10,498) -6% (34,385) (43,508) 27% Operating expense (52,197) (37,291) -29% (157,448) (170,691) 8% Subsidy Income 3,451 439 -87% 6,127 1,672 -73% Operating loss (47,593) (34,626) -27% (194,064) (159,946) -18% Loss on changes in fair value of convertible notes - - - (9,861) - -100% Change in fair value of warrant liability 1,356 58 -96% 2,469 979 -60% Others (726) 903 -224% (5,027) 800 -116% Loss before income tax (46,963) (33,665) -28% (206,483) (158,167) -23% Income tax 324 (33) -110% - (33) 100% Net loss (46,639) (33,698) -28% (206,483) (158,200) -23%

10 2022 Adjusted Financials Non-GAAP (USD’000) Q4 2022 | FY 2022 Cost of Sales Adjustments   Three-Month Ended December 31 Twelve-Month Ended December 31   Three-Month Ended December 31 Twelve-Month Ended December 31 2021 2022 2021 2022 2021 2022 2021 2022 Revenue 66,772 64,797 151,976 204,495 Non-Cash Settled SBC 1,978 1,932 4,262 7,677 Adjusted Cost of sales (non-GAAP) (63,641) (60,639) (190,457) (187,745) Adjusted gross (loss) / profit (non- GAAP) 3,131 4,158 (38,481) 16,750 Adjusted gross margin (non-GAAP) 4.7% 6.4% -25.3% 8.2% Operating Expense Adjustments             Three-Month Ended December 31 Twelve-Month Ended December 31 Adjusted Operating Expense (39,594) (21,356) (97,624) (96,462) 2021 2022 2021 2022 Adjusted Operating Loss (non-GAAP) (33,012) (16,759) (129,978) (78,040) Non-Cash Settled SBC 12,603 15,935 59,824 74,229           Adjusted Net Loss (non-GAAP) (33,414) (15,889) (135,005) (77,273) Net Loss Adjustments   Three-Month Ended December 31 Twelve-Month Ended December 31 2021 2022 2021 2022 Fair Value Changes (1,356) (58) 7,392 (979)

11 2022 Revenue by Region (USD’000) Q4 2022 | FY 2022 Q4 Jan - Dec Revenue by region Three-Month Ended December 31 2021 2022 YoY % APAC (Excluding China) 16,842 7,146 -58% China 41,314 52,143 26% EMEA 8,076 4,747 -41% USA 540 761 41% Total 66,772 64,797 -3% Revenue by region Twelve-Month Ended December 31 2021 2022 YoY % APAC (Excluding China) 38,190 52,566 38% China 93,326 132,469 42% EMEA 19,542 15,809 -19% USA 918 3,651 298% Total 151,976 204,495 35%

12 2022 Financial Highlights Q4 2022 | fy 2022 $327.7M  $128.7M Cash position $410.5M Order Backlog HpCO-53.5Ah Cell Expansion Capex Solid cash position – $327.7M cash (includes short-term investment) Expansion CAPEX of $128.7M, supporting ongoing 4GWh capacity expansions for HpCO-53.5Ah, Adds c. $1BN new revenue potential U.S. footprint is expanding; growing asset base, to support ESS and CV business, remains unlevered Record backlog of $410.5M – underpins high growth forecast, HpCO-53.5Ah cell rapid adoption across CV and ESS

OUTLOOK

14 2023 Outlook Q4 2022 | fy 2022 On the path to achieve profitability within the next 2-3 years. ANNUAL REVENUE POTENTIAL backlog Strong Backlog & Technology Supports Multi-Year High Growth Phase 65%-75% revenue growth $410.5M supported by energy storage business in the U.S. and strong demand in Europe Clarksville, TN location benefits from IRA at $45/KWh on its domestic battery cell and module production. 2GWh=$90M IRA potential p.a. Anticipate significant uptick in orders and backlog supported by new commercial vehicle and energy storage projects Cell and module facility in Huzhou will begin deliveries in Q1 2GWh New U.S. cell and module facility in Clarksville, TN will be online in Q4 2GWh New backlog due to unmatched technical performance HpCO-53.5Ah cell accounts for >80% And a 10m sqm pilot line for polyaramid separator 4GWh = $1BN Exit 2023 New Capacity from 2022-2023